UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 16, 2017
VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)
New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1133 Avenue of the Americas, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 704-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
Volt Information Sciences, Inc. (the “Company”) has entered into Amendment No. 9, dated October 16, 2017 (“Amendment No. 9”) to its Receivables Financing Agreement (as amended from time to time, the “Financing Program”) with PNC Bank, National Association dated as of July 30, 2015.
Amendment No. 9 amends Section 10.01(f) of the Financing Program to increase the permitted ratio of delinquent receivables to 2.25% from 2.0% as reported under the Financing Program for the fiscal months ending September through November 2017.  All other terms and conditions of the Financing Program remain unchanged.
Amendment No. 9 continues to provide temporary flexibility on a delinquent receivables covenant while the Company completes the collection of receivables that were delayed as a result of the recent go-live of the Company’s new technology platform.
The foregoing summary of Amendment No. 9 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 9, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description of Exhibit
10.1
Amendment No. 9, dated as of October 16, 2017, to the Receivables Financing Agreement, dated as of July 30, 2015, by and among Volt Funding Corp., as borrower, PNC Bank, National Association, as letter of credit bank and administrative agent, the persons from time to time party thereto as lenders and letter of credit participants, and Volt Information Sciences, Inc., as initial servicer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VOLT INFORMATION SCIENCES, INC.

By	/s/ Paul Tomkins
Paul Tomkins, Senior Vice President and Chief Financial Officer

Date:  October 20, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Amendment No. 9, dated as of October 16, 2017, to the Receivables Financing Agreement, dated as of July 30, 2015, by and among Volt Funding Corp., as borrower, PNC Bank, National Association, as letter of credit bank and administrative agent, the persons from time to time party thereto as lenders and letter of credit participants, and Volt Information Sciences, Inc., as initial servicer.